                           SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [x]
Filed by a Party other than the Registrant [  ]

Check the appropriate box:
[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only
    (as permitted by Rule 14a-6(e)(2))
[x] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Materials Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

                           FIRST COASTAL CORPORATION
               __________________________________________________
                (Name of Registrant as Specified In Its Charter)


    ________________________________________________________________________
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[x] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    1)  Title of each class of securities to which transaction applies:
        _____________________

    2)  Aggregate number of securities to which transaction applies:
        _____________________

    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
        _____________________

    4)  Proposed maximum aggregate value of transaction: ____________________

    5)  Total fee paid: _____________________

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1)  Amount previously paid: ____________.
    2)  Form, Schedule or Registration Statement No.: __________
    3)  Filing Party: ____________
    4)  Date Filed: ___________

                           FIRST COASTAL CORPORATION
                                36 THOMAS DRIVE
                             WESTBROOK, MAINE 04092
                                 (207) 774-5000


                                          April 18, 1997


Dear Stockholder:

     We cordially invite you to attend the 1997 annual meeting of stockholders (the "Annual Meeting") of First Coastal Corporation (the "Company"), which will be held on Wednesday, May 21, 1997 at 10:00 a.m. at the Holiday Inn by the Bay, 88 Spring Street, Portland, Maine 04101. A copy of the Company's 1996 Annual Report to Stockholders, Notice of Annual Meeting, the Proxy Statement for the Annual Meeting of Stockholders and Proxy Card are enclosed.

     At the Annual Meeting, you are being asked (i) to elect two directors to the Board of Directors (the "Board") for three-year terms, and (ii) to ratify the Board's appointment of Coopers & Lybrand L.L.P. as the Company's independent accountants for the year ending December 31, 1997.

     YOUR VOTE IS IMPORTANT. Whether or not you plan to attend the Annual Meeting in person, please complete, date and sign the enclosed Proxy Card and return it promptly in the envelope provided.

     Thank you for your cooperation and continuing support.

                                          Sincerely,



                                          Gregory T. Caswell
                                          President and Chief Executive Officer

                           FIRST COASTAL CORPORATION
                                36 THOMAS DRIVE
                             WESTBROOK, MAINE 04092
                                 (207) 774-5000

                    ________________________________________

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON MAY 21, 1997
                    ________________________________________


     NOTICE IS HEREBY GIVEN that the annual meeting of stockholders (the "Annual Meeting") of First Coastal Corporation (the "Company") will be held on Wednesday, May 21, 1997 at 10:00 a.m. at the Holiday Inn by the Bay, 88 Spring Street, Portland, Maine 04101, for the following purposes:

     1. Election of Directors. To elect two directors for three-year terms (Proposal One);

     2. Ratification of Appointment of Accountants. To ratify the appointment by the Board of Directors of the firm of Coopers & Lybrand L.L.P. as independent accountants of the Company for the year ending December 31, 1997 (Proposal Two); and

     3. Other Business. To transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

     Pursuant to the Company's Amended and Restated Bylaws, the Board of Directors has fixed the close of business on April 16, 1997 as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting. Only stockholders of record at the close of business on that date will be entitled to notice of and to vote at the Annual Meeting or any adjournments or postponements thereof.

                                    By Order of the Board of Directors



                                    Gregory T. Caswell
                                    President and Chief Executive Officer

Westbrook, Maine
April 18, 1997

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, WHETHER OR NOT YOU PLAN TO BE PRESENT IN PERSON AT THE ANNUAL MEETING, PLEASE SIGN, DATE AND COMPLETE THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

                           FIRST COASTAL CORPORATION
                                36 THOMAS DRIVE
                             WESTBROOK, MAINE 04092
                                 (207) 774-5000

                  ___________________________________________

                              PROXY STATEMENT FOR
                         ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON MAY 21, 1997
                  ___________________________________________

                SOLICITATION, VOTING AND REVOCABILITY OF PROXIES


      This Proxy Statement is being furnished to the stockholders of First Coastal Corporation (the "Company") in connection with the solicitation by the Board of Directors of the Company (the "Board of Directors" or the "Board") of proxies from holders of the outstanding shares of the Company's common stock, par value $1.00 per share (the "Common Stock"), for use at the annual meeting of stockholders (the "Annual Meeting"), to be held on Wednesday, May 21, 1997 at 10:00 a.m. at the Holiday Inn by the Bay, 88 Spring Street, Portland, Maine 04101, and any adjournments or postponements thereof. This Proxy Statement, together with the enclosed form of proxy, is first being mailed to stockholders of the Company on or about April 21, 1997.

      At the Annual Meeting, stockholders will be asked (i) to elect two members of the Board of Directors for three-year terms, (ii) to ratify the appointment by the Board of the firm of Coopers & Lybrand L.L.P. as independent accountants of the Company for the fiscal year ending December 31, 1997, and (iii) to transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

      If the enclosed form of proxy is properly executed and returned to the Company in time to be voted at the Annual Meeting, the shares represented thereby will be voted in accordance with the instructions marked thereon. EXECUTED BUT UNMARKED PROXIES WILL BE VOTED (I) FOR PROPOSAL ONE TO ELECT THE TWO NOMINEES OF THE BOARD OF DIRECTORS AS DIRECTORS FOR THREE-YEAR TERMS, AND
(II) FOR PROPOSAL TWO TO RATIFY THE APPOINTMENT OF COOPERS & LYBRAND L.L.P. AS INDEPENDENT ACCOUNTANTS OF THE COMPANY FOR THE YEAR ENDING DECEMBER 31, 1997. Except for procedural matters incident to the conduct of the Annual Meeting, the Company does not know of any matters other than those described in the Notice of Annual Meeting of Stockholders that are to come before the Annual Meeting. If any other matters are properly brought before the Annual Meeting, the persons named in the accompanying proxy will vote the shares represented by such proxies on such matters as determined by a majority of the Board of Directors.

      The presence of a stockholder at the Annual Meeting will not automatically revoke such stockholder's proxy. A stockholder may, however, revoke a proxy at any time prior to its exercise by filing a written notice of revocation with, or by delivering a duly executed proxy bearing a later date to, First Coastal Corporation, Attention: Secretary, 36 Thomas Drive, Westbrook, Maine 04092, or by attending the Annual Meeting and voting in person.

      The cost of soliciting proxies for the Annual Meeting will be borne by the Company. In addition to the solicitation of proxies by mail, the Company, through its directors, officers and employees, may also solicit proxies personally or by telephone or telecopy. The Company will also request persons, firms and corporations holding shares in their names or in the name of their nominees, which are beneficially owned by others, to send proxy materials to and obtain proxies from such beneficial owners and will reimburse such holders for their reasonable expenses in doing so.

      The securities which can be voted at the Annual Meeting consist of shares of Common Stock of the Company. Each share entitles its owner to one vote on all matters properly presented at the Annual Meeting. There is no cumulative voting of shares. The close of business on April 16, 1997 has been fixed by the Board as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting. At the close of business on April 16, 1997, there were approximately 1,558 holders of record of the 1,357,861 shares of Common Stock then outstanding. The presence, in person or by proxy, of at least one-third of the total number of outstanding shares of Common Stock entitled to vote at the Annual Meeting is necessary to constitute a quorum at the Annual Meeting. Assuming the presence of a quorum at the Annual Meeting,
(i) directors are elected by a plurality of the votes of the holders of shares of Common Stock present in person or represented by proxy and entitled to vote at the Annual Meeting, and (ii) the affirmative vote of a majority of the votes cast is required to ratify the appointment of the Company's independent accountants. Stockholders' votes will be tabulated by the persons appointed by the Board of Directors to act as inspectors of election for the Annual Meeting. Abstentions will be treated as shares that are present or represented and entitled to vote for purposes of determining a quorum but will not be counted as a vote cast. Accordingly, abstentions with respect to shares represented at the Annual Meeting will not affect Proposal One or Proposal Two.

      A copy of the Company's Annual Report to Stockholders for the year ended December 31, 1996 accompanies this Proxy Statement. The Company is required to file an Annual Report on Form 10-K for its 1996 fiscal year with the Securities and Exchange Commission (the "SEC"). Stockholders may obtain, free of charge, a copy of the Company's Annual Report on Form 10-K by writing to or telephoning Investor Relations, First Coastal Corporation, 36 Thomas Drive, Westbrook, Maine 04092; (207) 774-5000.


                             ELECTION OF DIRECTORS
                                 (PROPOSAL ONE)

GENERAL

      Pursuant to the Company's Restated Certificate of Incorporation, the directors are divided into three classes, as nearly equal in number as possible, with the number of directors as specified in the Company's Amended and Restated Bylaws. The term of office of only one class of directors expires in each year, and their successors are elected for terms of three years and until their successors are elected and qualified. Under the Company's Amended and Restated Bylaws, newly created directorships resulting from any increase in the authorized number of directors may be filled, for the unexpired term, by the concurring vote of a majority of the directors then in office, whether or not a quorum, and any director so chosen shall hold office for the remainder of the full term of the class of directors in which the new directorship was created and until such director's successor shall have been elected and qualified.

      In September 1996, the size of the Board of Directors was increased from four directors to five directors, resulting in the increase in the class of directors whose term of office expires in 1998 from one director to two directors. David B. Hawkes was elected and chosen to fill such newly created directorship. In addition, in March 1997, the size of the Board of Directors was further increased from five directors to seven directors, resulting in the increase in the class of directors whose term of office expires in 1998 from two directors to three directors and the class of directors whose term of office expires in 1999 from one director to two directors. Gregory T. Caswell was elected and chosen to fill the newly created directorship with a term of office to expire in 1998 and Dennis D. Byrd was elected and chosen to fill the newly created directorship with a term of office to expire in 1999.

      At the Annual Meeting, two directors will be elected for three-year terms. The Board's nominees for election as directors for three-year terms are Normand
E. Simard and Edward K. Simensky. Messrs. Simard and Simensky have been members of the Board of Directors of the Company since 1987 and 1994, respectively.

      THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE ELECTION OF THE BOARD'S NOMINEES FOR ELECTION AS DIRECTORS OF THE COMPANY.

INFORMATION AS TO DIRECTOR NOMINEES AND CONTINUING DIRECTORS

      The following table sets forth the names of the Board of Directors' nominees for election as directors and each continuing director. Each director of the Company also serves as a director of Coastal Savings Bank, a wholly owned subsidiary of the Company (the "Bank"). Also set forth is certain other information with respect to each such person's principal occupation or employment during the past five years, the person's age at December 31, 1996 and the periods during which such person has served as a director of the Company.
It is the intention of the persons named in the proxy to vote the shares represented by each properly executed proxy for the election as directors of the nominees listed below for terms of three years, unless otherwise directed by stockholders. The Board of Directors believes that the nominees set forth below will stand for election and will serve if elected as directors. If either of the nominees of the Board of Directors fails to stand for election or is unable to accept election, the proxies will be voted for the election of such other person or persons as the Board of Directors may recommend.

                                 AGE AT         MEMBER OF   TERM TO
DIRECTOR NOMINEES:          DECEMBER 31, 1996  BOARD SINCE  EXPIRE
------------------          -----------------  -----------  -------

Normand E. Simard /(a)/            55              1987       2000
Edward K. Simensky                 55              1994       2000

                                 AGE AT         MEMBER OF    TERM
CONTINUING DIRECTORS:       DECEMBER 31, 1996  BOARD SINCE  EXPIRES
---------------------       -----------------  -----------  -------

Gregory T. Caswell /(b)/           41              1997       1998
David B. Hawkes                    52              1996       1998
Charles A. Stewart III             62              1995       1998
Dennis D. Byrd /(c)/               34              1997       1999
Roger E. Klein                     54              1990       1999


/(a)/ Mr. Simard serves as Chairman of the Board of Directors of the Company and
      the Bank.
/(b)/ Mr. Caswell serves as President and Chief Executive Officer of the Company
      and the Bank.
/(c)/ Mr. Byrd serves as Treasurer of the Company and Executive Vice President,
      Chief Financial Officer and Treasurer of the Bank.

DIRECTOR NOMINEES
-----------------

  NORMAND E. SIMARD has been President of York County Biscuit Company, a food distributor in Biddeford, Maine, since July 1993, and prior thereto, served as Vice President since 1967. Mr. Simard has been a director of the Bank since 1981.

  EDWARD K. SIMENSKY has been President of Simensky & Thomson, certified public accountants, in Saco, Maine, since 1978. Mr. Simensky was a member of the advisory board of EastGuard Insurance Company, Saco, Maine ("EastGuard") from 1995 until 1996 when the advisory board was eliminated. Mr. Simensky was a director of Mutual Fire Insurance Company, Saco, Maine, from 1987 until its acquisition by EastGuard in 1995. Mr. Simensky has been a director of the Bank since 1984.

CONTINUING DIRECTORS
--------------------

      GREGORY T. CASWELL joined the Bank in December 1991 as Senior Vice President and Senior Loan Officer responsible for managing the lending, loan workout and credit administration functions of the Bank. From 1985 to 1991, he was with First NH Banks initially as Vice President - Commercial Lending, then as Vice President in the bank's special assets group. In 1994, Mr. Caswell was promoted to Executive Vice President --Lending Division of the Bank. Effective March 1995, Mr. Caswell was elected President and Chief Executive Officer of the Company and the Bank and a director of the Bank, and in March 1997, Mr. Caswell became a director of the Company. In addition, Mr. Caswell became a director of the Greater Portland Big Brothers/Big Sisters, Inc. in 1996.

      DAVID B. HAWKES is part owner of, and a consultant and business advisor with Cloudhawk, Inc., a consulting firm located in Portland, Maine, which was established in 1993. Prior to that, Mr. Hawkes was a partner at KPMG Peat Marwick, Portland, Maine, for 23 years. Mr. Hawkes is also a part owner of New England Internet Services, Inc., a commercial internet consulting business established in 1995. Mr. Hawkes is a director of AAA Northern New England, Bancroft & Martin, Inc., Concord Pacific Corporation, PharmX Inc., Pride Manufacturing Company and Shawnee Peak, Inc. Mr. Hawkes served as special consultant to Runyon, Kersteen & Oullettee, certified public accountants, Portland, Maine, from 1995 to 1996. Mr. Hawkes was elected to the Boards of Directors of the Company and the Bank in September 1996.

      CHARLES A. STEWART III was the President of A.L. Stewart & Sons, a food processing company located in Cherryfield, Maine, from 1958 until 1982 when the company was sold. Mr. Stewart also was the owner of Tennis of Maine, Inc., an indoor tennis club located in Falmouth, Maine, from 1982 until 1985 when the company was sold. Mr. Stewart is currently the Treasurer of M.C.S. Enterprises, Inc., a real estate investment company based in Freeport, Maine. Mr. Stewart has been a director of the Bank since 1986. Mr. Stewart has been a director of the Boys & Girls Club of Greater Portland since 1987 and was chairman of the organization's planned giving committee from 1994 until 1996. In addition, Mr. Stewart has been a director of the Maine Tennis Foundation since 1994 and in 1996 became a director of Community Dispute Resolutions Center, a nonprofit mediation organization based in Portland, Maine.

      DENNIS D. BYRD joined the Bank in October 1985 as Deposit Operations Technician. From 1987 to 1992, Mr. Byrd was responsible for financial operations of the Bank, promoted to Assistant Treasurer/Controller in 1989 and Assistant Vice President in 1990. In 1993, Mr. Byrd was promoted to Vice President/Controller and Treasurer of the Bank, and Treasurer of the Company and Coastal Bancorp. In 1994, Mr. Byrd was promoted to Executive Vice President, Chief Financial Officer and Treasurer of the Bank and effective March 1995, Mr. Byrd was elected to the Board of Directors of the Bank. Mr. Byrd became a director of the Company in March 1997.

      ROGER E. KLEIN is President and owner of Interest Rate Futures Research Corporation of Princeton, New Jersey, a firm established in 1980 to manage money in the financial futures markets. In 1982, Mr. Klein established two affiliated companies, Futures Strategies Corp. and Timing Strategies Corp., through which Mr. Klein manages funds and provides investment advice to institutions, individuals and corporations. In September 1989, Mr. Klein became the Chief Investment Officer, Executive Vice President and part owner of Quantum American, Inc., a minority owned investment management company located in New Orleans. Mr. Klein has been a director of the Bank since 1994.

CORPORATE GOVERNANCE AND OTHER MATTERS

      The Board of Directors acts as a nominating committee for selecting nominees for election as directors. The Company's Amended and Restated Bylaws also permit stockholders eligible to vote at the Annual Meeting to make nominations for directors but only if such nominations are made pursuant to timely notice in writing to the Secretary of the Company. To be timely, notice must be delivered to, or mailed to and received at, the principal executive offices of the Company not less than 30 days nor more than 90 days prior to the date of the meeting, provided that at least 45 days' notice or prior public disclosure of the date of the meeting is given or made to the stockholders. If less than 45 days' notice or prior disclosure of the date of the meeting is given or made to stockholders, notice by the stockholder to be timely must be received not later than the close of business on the 15th day following the day on which such notice of the date of the meeting was mailed or such public disclosure was made. A stockholder's notice of nomination must also set forth certain information specified in Article III, Section 13 of the Company's Amended and Restated Bylaws concerning each person the stockholder proposes to nominate for election and the nominating stockholder. The Company's Amended and Restated Bylaws provide that only persons who are nominated in accordance with the procedures set forth in the Amended and Restated Bylaws shall be eligible for election as directors.

      The Board of Directors has appointed a standing Audit Committee of the Board, which committee may consist only of non-employee directors of the Company and the Bank. The Audit Committee receives and reviews the audit and examination reports of the Company's independent accountants and, when applicable, federal examiners. It also reviews the adequacy of internal controls established by the Company's management, the independent accountant's letter to management concerning the effectiveness of such controls and management's response to that letter. In addition, the Audit Committee reviews and recommends to the Board of Directors the firm to be engaged as the Company's independent accountants. The members of the Audit Committee currently are Messrs. Hawkes and Simensky.

      The Company and the Bank do not have a separate Compensation Committee of the Board of Directors.

      During the year ended December 31, 1996, the Board of Directors held 22 meetings and the Audit Committee held one meeting. No incumbent director during the year ended December 31, 1996 attended fewer than 75% of the total number of meetings of the Board of Directors and the total number of meetings held by all committees of the Board of Directors on which he served during the period of his directorship.


                               EXECUTIVE OFFICERS

      The following table sets forth the names of the executive officers of the Company and the Bank. For information regarding each such officer's principal occupation or employment during the past five years, the officer's age at December 31, 1996 and the positions currently held with the Company and the Bank, see "Election of Directors -- Information as to Director Nominees and Continuing Directors."

                                               Age at
     Name                                 December 31, 1996                    Positions Held
     ----                                 -----------------                    --------------

Gregory T. Caswell                                41                   President, Chief Executive Officer and a
                                                                       director of the Company and the Bank

Dennis D. Byrd                                    34                   Treasurer and a director of the Company
                                                                       and Executive Vice President, Chief
                                                                       Financial Officer and Treasurer and a
                                                                       director of the Bank

      Each executive officer has entered into an employment agreement with the Company and the Bank. Such employment agreements provide for an initial term which ends on December 31, 1997, with automatic renewals for one additional consecutive 12-month period as of December 31, 1996 and each subsequent anniversary of December 31, unless the Company and the Bank, or the executive officer, gives written notice to the contrary at least two months prior to any such renewal date. For more information regarding the employment agreement of Mr. Caswell, see "Executive Compensation -- Employment Agreement."


                            EXECUTIVE COMPENSATION

CASH COMPENSATION

      The following table sets forth the compensation paid by the Company and the Bank during 1996, 1995 and 1994 to the President and Chief Executive Officer of the Company and the Bank, who was the only executive officer whose compensation exceeded $100,000 for services rendered in all capacities to the Company and the Bank during the year ended December 31, 1996.

                          SUMMARY COMPENSATION TABLE

                                            ANNUAL                        LONG-TERM
                                         COMPENSATION                COMPENSATION AWARDS
                                   -----------------------  -------------------------------------
                                                                                   NUMBER OF
                                                               RESTRICTED          SECURITIES
PRINCIPAL POSITIONS                YEAR    SALARY    BONUS   STOCK AWARDS/(A)/  UNDERLYING OPTIONS
-------------------                ----   --------  -------  -----------------  ------------------
Gregory T. Caswell                 1996  $124,800  $15,000        $25,000              25,000
   President and                   1995   111,827   34,000              -                   -
   Chief Executive Officer         1994    76,416    3,000              -                   -
_______________________________


/(a)/ The value of the restricted stock award is based on the closing market price of the Company's Common Stock on the date of grant multiplied by the number of shares awarded. During 1996, Mr. Caswell was awarded 5,000 shares of restricted which vest ratably over a three-year period (from May 2, 1996). At December 31, 1996, Mr. Caswell held 5,000 shares of restricted stock which had a value of $38,750 based on the closing market price of the Company's Common Stock at such date. Under the Company's 1996 Stock Option and Equity Incentive Plan, holders of restricted stock awards generally have the rights and privileges of a stockholder of the Company, including the right to vote and to receive dividends, except that the holder generally may not sell, transfer, assign, pledge or otherwise encumber or dispose of the shares covered by an award until such shares have become vested.

OPTION GRANTS

      The following table contains information with respect to grants of stock options to the President and Chief Executive Officer of the Company during the year ended December 31, 1996.

                           OPTION GRANTS DURING 1996

                                                                                           POTENTIAL
                                                                                       REALIZABLE VALUE
                                      PERCENT OF                                       AT ASSUMED ANNUAL
                         NUMBER OF      TOTAL                                           RATES OF STOCK
                        SECURITIES     OPTIONS                                         PRICE APPRECIATION
                        UNDERLYING    GRANTED TO                                        FOR OPTION TERM
                         OPTIONS      EMPLOYEES      EXERCISE           EXPIRATION     -----------------
NAME                  GRANTED /(A)/    IN 1996      PRICE /(B)/            DATE         5%        10%
----                  -------------    -------      -----------            ----         --        ---
Gregory T. Caswell       15,000         29%            $5.00             May 2006   $ 47,167   $119,531
                         10,000         20              7.25        December 2006     45,595    115,546
_________________________

/(a)/ Options granted to Mr. Caswell vest ratably over a three-year period, subject to acceleration under certain circumstances.
/(b)/ All option grants were made at 100% of the fair market value of the Common
      Stock on the date of grant.

OPTION EXERCISES AND HOLDINGS

  The following table contains information with respect to the President and Chief Executive Officer of the Company concerning the exercise of stock options during 1996 and the value of all unexercised options held by such individual at December 31, 1996.

      AGGREGATE OPTION EXERCISES IN 1996 AND FISCAL YEAR-END OPTION VALUES

                                                                           NUMBER OF
                                                                     SECURITIES UNDERLYING           VALUE OF UNEXERCISED
                            SHARES                                    UNEXERCISED OPTIONS            IN-THE-MONEY OPTIONS
                           ACQUIRED                                    AT FISCAL YEAR-END           AT FISCAL YEAR-END /(A)/
                              ON                                    --------------------------      --------------------------
        NAME               EXERCISE            VALUE REALIZED       EXERCISABLE  UNEXERCISABLE      EXERCISABLE  UNEXERCISABLE
        ----               --------            --------------       -----------  -------------      -----------  -------------
        Gregory T. Caswell     -                      -                  -           25,000              -          $46,250
______________________________________________

/(a)/ Based on the closing price of the Company's Common Stock on December 31, 1996 of $7.75, less the exercise price.

PENSION PLAN

      The Bank maintains a qualified noncontributory pension plan (the "Pension Plan") for its officers and other employees through RSI Retirement Trust, created to provide retirement benefits for the employees of savings banks and their allied organizations. The Pension Plan is jointly administered by the plan administrator and a pension committee appointed by the Bank and RSI Retirement Trust. All employees are eligible to participate in the Pension Plan if they have reached age 21 and have completed one year's service of 1,000 or more hours. Vesting occurs after a participant completes five years of service of 1,000 or more hours per plan year. The Pension Plan is subject to the requirements of the Employee Retirement Income Security Act of 1974, as amended (ERISA).

      The Pension Plan provides for monthly benefits to or on behalf of each covered employee at age 65 and has provisions for death benefits, early retirement after attainment of age 55 and 10 years of service, and disability benefits. The annual retirement benefit is 2% of the average annual earnings during the highest paid consecutive three years of the five years immediately preceding retirement multiplied by years of service (maximum 30 years), reduced by 1-2/3% of the primary social security benefits multiplied by years of service (maximum 30 years). In addition, a participant will receive an annuity based upon the actuarial value of any accumulated voluntary contributions. Annual earnings for purposes of determining benefits under the Pension Plan consist of the annual base compensation excluding overtime, bonus payments or any other special payments.

      The following table illustrates annual pension benefits for retirement as of December 31, 1996 at age 65 for various levels of compensation and years of service under the Pension Plan.

                               PENSION PLAN TABLE


                                Years of Service /(a)/
     Annual       ------------------------------------------------------
  Compensation       15          20          25         30         35
----------------  -------     -------     -------    -------     -------
  $  75,000       $22,500     $30,000     $37,500    $45,000     $45,000
    100,000        30,000      40,000      50,000     60,000      60,000
    125,000        37,500      50,000      62,500     75,000      75,000
    150,000        45,000      60,000      75,000     90,000      90,000
    175,000        45,000      60,000      75,000     90,000      90,000
    200,000        45,000      60,000      75,000     90,000      90,000

_________________________________
/(a)/ Benefits represent annual amounts under a five year and life benefit payment option. A portion of the participant's primary social security benefit will reduce the amount shown in this table. For 1997, pension benefits are subject to a statutory maximum amount of $125,000, subject to cost-of-living adjustments, and the maximum annual compensation on which retirement benefits may be calculated is limited to $160,000.

      Mr. Caswell has 5.25 years of credited service under the Pension Plan as of December 31, 1996. Mr. Caswell's annual accrued benefit payable at age 65 under the Pension Plan is $7,462 determined as of December 31, 1996. The compensation of Mr. Caswell covered by the Pension Plan for 1996 consists of his base salary as set forth in the Summary Compensation Table. See "-- Cash Compensation."

COMPENSATION OF DIRECTORS

      During 1996, there were no fees earned or paid to directors of the Company for any service provided as a director of the Company. The Company has not made and does not anticipate making any such payments to directors for 1997. During the first and second quarters of 1996, each non-employee director of the Bank received a quarterly retainer of $1,250 and a monthly aggregate meeting fee of $250 provided that at least one meeting of the Board of Directors of the Bank was held during the month. During the third and fourth quarters of 1996, the quarterly retainer paid to each non-employee director of the Bank was increased to $2,500 and the monthly aggregate meeting fee was eliminated. No amounts were paid to non-employee directors of the Bank for meetings of committees on which such directors served. Employee directors of the Bank receive no additional compensation for serving as directors or committee members of the Bank.

      Pursuant to the First Coastal Corporation 1996 Stock Option and Equity Incentive Plan (the "Plan"), in July 1996 each of Messrs. Klein, Simard, Simensky and Stewart, the then-current non-employee directors of the Company, was granted a non-qualifying option with a 10-year term for 1,500 shares of Common Stock (representing an aggregate of options exercisable for 6,000 shares of Common Stock) at an exercise price equal to $5.00 per share, representing the price at which the Company's Common Stock was offered to the public in connection with its registered public offering in July 1996. The Plan also provides that, subject to the availability of shares, as of each annual meeting of stockholders of the Company after December 31, 1996, each non-employee director of the Company who is elected by the stockholders at, or whose term of office continues after, such meeting will be granted a non-qualifying option with a 10-year term for 500 shares upon the date of such election or meeting at a per share exercise price equal to the market value of a share of Common Stock on the date of grant.

      A deferred compensation plan (the "Deferred Compensation Plan") was established in 1987 for members of the Board of Directors of the Company and non-employee directors of the boards of subsidiaries of the Company. Under the Deferred Compensation Plan, each participant has the right to elect to defer a portion of his or her annual directors' fees, with amounts deferred credited monthly with interest at an annual rate which is determined prior to the beginning of each calender year. For 1996, the interest rate was 7.23%. Payment of amounts credited is available to participants by a lump sum or a designated number of monthly installments, which number may not be less than 12 nor more than 120. For 1996, no director of the Bank elected to defer any portion of his director fees.

EMPLOYMENT AGREEMENT

      In July 1996, the Company and the Bank entered into an employment agreement (the "Employment Agreement") with Mr. Caswell, which superseded the employment protection agreement entered into by the Bank with Mr. Caswell in December 1994. Under the Employment Agreement, Mr. Caswell may receive annual salary increases based on increases in the cost of living and based upon performance or merit, as determined by the Boards of Directors of the Company and the Bank. Mr. Caswell is also eligible (i) to receive discretionary bonuses as may be authorized by the Board of Directors of the Company or the Bank, (ii) to participate in any plan of the Company or the Bank relating to stock options, stock purchases, pension, thrift, profit sharing, employee stock ownership, group life insurance, medical coverage, disability insurance, education or other retirement or employee benefits that the Company or the Bank has adopted or may adopt for the benefit of its executive employees, and (iii) to participate in any other fringe benefits which are or may be or become applicable to executive employees of the Company or the Bank. In addition, Mr. Caswell is authorized to incur reasonable business expenses in the performance of his duties. The Employment Agreement provides for an initial term which ends on December 31, 1997 with automatic renewals for one additional consecutive 12-month period as of December 31, 1996 and each subsequent anniversary of December 31, unless the Company and the Bank, or Mr. Caswell, gives written notice to the contrary at least two months prior to any such renewal date. The base salary for Mr. Caswell for the year ending December 31, 1997 is $129,792, which salary may not be reduced under the Employment Agreement without his written consent.

      The Boards of Directors of the Company and the Bank may terminate Mr. Caswell's employment at any time. The Employment Agreement provides that if Mr. Caswell's employment is terminated other than for cause (as defined) or Mr. Caswell terminates his employment with good reason (as defined), Mr. Caswell will be entitled (subject to certain limitations) (a) to continue to participate in and accrue benefits under all retirement, pension, profit-sharing, employee stock ownership and other deferred compensation plans of the Company and the Bank for the remaining term of the Employment Agreement, but not in excess of 24 months, (b) to receive discretionary bonuses as may be authorized by the Board of Directors of the Company or the Bank for the remaining term of the Employment Agreement, but not in excess of 24 months, (c) to receive certain insurance and indemnification benefits with respect to Mr. Caswell's acts or omissions while an officer or director until the final expiration or running of all periods of limitation against action which may be applicable to such acts or omissions, and
(d) to be paid a lump sum cash payment as liquidated damages in an amount equal to the amount that would be payable over a period equal to the remaining term of the Employment Agreement, but not in excess of 24 months. The Employment Agreement provides that no payment is required to be made to Mr. Caswell that would constitute a "golden parachute payment" (as defined) pursuant to certain rules and regulations of the Federal Deposit Insurance Corporation for which no applicable exception exists thereunder at the time of such payment. If Mr. Caswell becomes disabled or incapacitated to the extent that he is unable to perform his duties and obligations under the Employment Agreement, Mr. Caswell will be entitled to receive disability benefits of the type provided for other executive employees of the Company and the Bank, and the obligations of the Company and the Bank under the Employment Agreement will be limited to providing such benefits for the period of such disability.

CERTAIN TRANSACTIONS

      From time to time the Bank makes residential mortgage loans to employees of the Company, other than its executive officers. Management believes that these residential mortgage loans are made in the ordinary course of business, are made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons, and neither involve more than normal risks of collectibility nor present other unfavorable features. Prior to Mr. Hawkes being nominated and elected to the Boards of the Company and the Bank, the Bank made two commercial loans to a partnership in which Mr. Hawkes is a general partner. The original loans were made in 1986 and 1989 for $475,000 and $161,348, respectively. Since January 1, 1996, the largest aggregate amount of indebtedness outstanding under each such loan was $429,798 and $145,435, and at December 31, 1996 the outstanding loan balances were $422,439 and $134,430. These loans, including any subsequent modifications to the terms of these loans, were made in the ordinary course of business and were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons, and neither involve more than normal risks of collectibility nor present other unfavorable features. Both loans are current and are being paid in accordance with the loan agreements.

      During the 1996 fiscal year, the Bank paid Futures Strategies Corporation ("FSC"), which is owned by Mr. Klein and of which he is President, $1,500 per month for general investment services. There is no written contract between the Bank and FSC with respect to the payment of such fees to, and the provision of such services by, FSC.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers, and persons who own more than 10% of its Common Stock, to file with the SEC initial reports of ownership of the Company's equity securities and to file subsequent reports when there are changes in such ownership. Based on a review of reports submitted to the Company, the Company believes that, during the fiscal year ended December 31, 1996, all Section 16(a) filing requirements applicable to the Company's officers, directors and more than 10% owners were complied with on a timely basis, except as follows: Mr. Simard was late with respect to filing a Form 4 reporting the acquisition of certain shares of the Company's Common Stock by a trust of which he is trustee; each of Messrs. Byrd, Caswell, Klein, Simard, Simensky and Stewart was approximately five days late with respect to filing a Form 4 reporting the purchase of certain shares of Common Stock of the Company in its July 1996 registered public offering; and Mr. Hawkes was late with respect to filing a Form 3 in connection with his appointment to the Board of Directors of the Company in September 1996.

                           STOCK OWNED BY MANAGEMENT

      The following table sets forth information as of April 16, 1997 with respect to the amount of Common Stock of the Company beneficially owned by each director of the Company, the nominees for election as directors, by the President and Chief Executive Officer, and by all directors and executive officers of the Company as a group. The information is based on information furnished to the Company by each such person.

                                                                     AMOUNT AND               PERCENT OF
                                                                NATURE OF BENEFICIAL         COMMON STOCK
           NAME                                                   OWNERSHIP /(a)/             OUTSTANDING
           ----                                                   ---------------             -----------
Gregory T. Caswell
  President and Chief Executive Officer
  and Director...............................                        20,000/ (b)/                 1.5%
Dennis D. Byrd
  Treasurer and Director.....................                         6,800 /(c)/                 *
David B. Hawkes
  Director...................................                             -                       -
Roger E. Klein
  Director...................................                         1,682/ (d)/                 *
Normand E. Simard
  Chairman of the Board......................                         6,063/ (e)/                 *
Edward K. Simensky
  Director...................................                         3,705/ (d)/                 *
Charles A. Stewart III
  Director...................................                         3,500 /(d)/                 *
All directors and executive officers
as a group (7 persons).......................                        41,750/ (f)/                 3.0%

____________________________________
* Less than 1% of shares outstanding.

/(a)/ In accordance with Rule 13d-3 under the Securities Exchange Act of 1934, a person is considered to "beneficially own" shares (i) over which he has or shares voting or investment power or (ii) of which he has the right to acquire beneficial ownership at any time within 60 days of April 16, 1997. As used herein, "voting power" is the power to vote or direct the voting of shares and "investment power" is the power to dispose or direct the disposition of shares.
/(b)/ Consists of 10,000 shares held jointly by Mr. Caswell and his wife, 5,000 shares of restricted stock, which restricted stock vests over a three-year period (from May 2, 1996), and options exercisable for 5,000 shares, which options vest within 60 days of April 16, 1997.
/(c)/ Consists of 1,800 shares held jointly by Mr. Byrd and his wife, 2,500 shares of restricted stock, which restricted stock vests over a three-year period (from May 2, 1996), and options exercisable for 2,500 shares, which options vest within 60 days of April 16, 1997.
/(d)/ Includes options exercisable for 1,500 shares, which options are presently exercisable.
/(e)/ Includes options exercisable for 1,500 shares, which options are presently exercisable and 1,098 shares held in a trust of which Mr. Simard is the sole trustee.
/(f)/ Includes 13,500 options and 7,500 shares of restricted stock.


      Based on information currently on file with the SEC, there are no individuals believed by management to be the beneficial owner of more than 5% of the Company's outstanding Common Stock as of April 16, 1997.

            RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS
                                (PROPOSAL TWO)

      The Board of Directors has appointed the firm of Coopers & Lybrand L.L.P. to continue as independent accountants for the Company for the year ending December 31, 1997, subject to ratification of such appointment by the stockholders. Coopers & Lybrand L.L.P. has served as the Company's independent accountants for each of the fiscal years ended 1993 through 1996. Unless otherwise indicated, properly executed proxies will be voted in favor of ratifying the appointment of Coopers & Lybrand L.L.P., independent certified public accountants, to audit the books and accounts of the Company for the year ending December 31, 1997. No determination has been made as to what action the Board of Directors would take if the stockholders do not ratify the appointment.

      Assuming the presence of a quorum at the Annual Meeting, the affirmative vote of a majority of the votes cast is required to ratify the appointment of Coopers & Lybrand L.L.P. as the Company's independent accountants for the year ending December 31, 1997.

      Representatives of Coopers & Lybrand L.L.P. will be present at the Annual Meeting. They will be given an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

      THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR RATIFICATION OF THE APPOINTMENT OF COOPERS & LYBRAND L.L.P. AS THE INDEPENDENT ACCOUNTANTS OF THE COMPANY FOR THE YEAR ENDING DECEMBER 31, 1997.


                 DATE FOR SUBMISSION OF STOCKHOLDER PROPOSALS

      Any stockholder of the Company who intends to present a proposal for action must file a copy thereof with the Secretary of the Company not less than 30 days nor more than 90 days prior to the date of the annual meeting, unless notice or public disclosure of the meeting occurs less than 45 days prior to the date of the meeting, in which event stockholders may deliver such notice not later than the 15th day following the day on which notice of the meeting was mailed or public disclosure thereof was made. If the proposal or proposals are to be included in the Company's proxy statement and form of proxy relating to the 1998 annual meeting, they must be received by the Secretary of the Company at 36 Thomas Drive, Westbrook, Maine 04092 by December 22, 1997 pursuant to the proxy soliciting rules of the SEC. Nothing in this paragraph shall be deemed to require the Company to include in its proxy statement and form of proxy relating to the 1998 annual meeting any stockholder proposal which may be excluded under the SEC regulations in effect at the time such proposals are received.

                                 OTHER MATTERS

      As of the date of this Proxy Statement, the Board of Directors does not know of any other matters to be presented for action by the stockholders at the Annual Meeting. If, however, any other matters not now known are properly brought before the Annual Meeting, the persons named in the accompanying proxy will vote such proxy on such matters as determined by a majority of the Board of Directors.

                                    By Order of the Board of Directors



                                    Gregory T. Caswell
                                    President and Chief Executive Officer

Westbrook, Maine
Dated: April 18, 1997

REVOCABLE PROXY

                           FIRST COASTAL CORPORATION

                     THIS PROXY IS SOLICITED BY THE BOARD

      The undersigned stockholder of First Coastal Corporation (the "Company") hereby authorizes David B. Hawkes, Charles A. Stewart III, and each of them, with full power of substitution, to vote and otherwise represent all the shares of Common Stock of the Company held of record by the undersigned at the Annual Meeting of Stockholders of the Company (the "Annual Meeting") to be held at the Holiday Inn by the Bay, 88 Spring Street, Portland, Maine 04101 on Wednesday, May 21, 1997 at 10:00 a.m., and any adjournments or postponements thereof.

      This proxy, when properly completed, will be voted in the manner directed herein by the undersigned stockholder. UNLESS CONTRARY DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED (I) FOR THE ELECTION OF THE BOARD'S NOMINEES NAMED IN THE PROXY STATEMENT AND ON THE REVERSE SIDE AS DIRECTORS OF THE COMPANY, AND (II) FOR RATIFICATION OF THE APPOINTMENT BY THE BOARD OF THE FIRM OF COOPERS & LYBRAND L.L.P. AS INDEPENDENT ACCOUNTANTS OF THE COMPANY FOR THE YEAR ENDING DECEMBER 31, 1997, AND IN ACCORDANCE WITH THE DETERMINATION OF A MAJORITY OF THE BOARD AS TO OTHER MATTERS.

      The undersigned stockholder may revoke this Proxy at any time before it is voted by filing a written notice of revocation with the Secretary of the Company prior to the Annual Meeting, by filing a duly executed proxy bearing a later date with the Secretary of the Company prior to the Annual Meeting or by attending the Annual Meeting and voting in person. The undersigned stockholder hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement and hereby revokes any proxy or proxies heretofore given.

          (CONTINUED AND TO BE DATED AND SIGNED ON THE REVERSE SIDE)
          ----------------------------------------------------------

                          (CONTINUED FROM OTHER SIDE)
                          ---------------------------


1.   Election of the following nominees as directors for a three-year term:
     Normand E. Simard
     Edward K. Simensky

          FOR ALL                           WITHHOLD AUTHORITY
    nominees listed above.         to vote for all nominees listed above.

            [_]                                    [_]

                              WITHHOLD AUTHORITY
         to vote for the following nominee only (write the name of the nominee in the space below):

                   ________________________________________

2. Ratification of the appointment by the Board of the firm of Coopers & Lybrand L.L.P. as independent accountants of the Company for the year ending December 31, 1997.

        FOR                        AGAINST                      ABSTAIN

        [_]                          [_]                          [_]

3. Upon such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof, as determined by a majority of the Company's Board.


                                    _________________________________
                                    Signature(s) of Stockholder or
                                    Authorized Representative

                                    Date: ___________________________

                                    Please date and sign exactly as name appears hereon. Each executor, administrator, trustee, guardian, attorney-in-fact and other fiduciary should sign and indicate his or her full title. When stock has been issued in the name of two or more persons, all should sign.

                                    IF YOU RECEIVE MORE THAN ONE PROXY CARD,
                                    PLEASE SIGN AND RETURN ALL CARDS IN THE
                                    ACCOMPANYING ENVELOPE.